Exhibit 99.1

1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 10, 2007

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)
Ocean Ambassador									112-day extension with Pemex
Ocean Victory									Two-well / Callon — PREVIOUSLY ANNOUNCED
Ocean America									One year / Mariner — PREVIOUSLY ANNOUNCED
Ocean Worker									Six years / Petrobras — PREVIOUSLY ANNOUNCED
Ocean Yatzy									Five years / Petrobras—PREVIOUSLY ANNOUNCED
Ocean Winner									Five years / Petrobras—PREVIOUSLY ANNOUNCED
Ocean Alliance									Six years / Petrobras — PREVIOUSLY ANNOUNCED

Domestic Deepwater Semisubmersibles (8)
Ocean Quest	3,500’	GOM	Contracted	DODI	special survey and maintenance	—	—	late Dec. 2007	Resume term contract plus option with Noble Energy in mid 350’s until mid June 2009. Available; actively marketing.
Ocean Star	5,500’	GOM	Contracted	Anadarko	term extension	mid 410’s	late Nov. 2007	late Nov. 2008	Available; actively marketing.
Ocean America	5,500’	GOM	Contracted	Mariner	term + option	mid 370’s	mid Nov. 2007	late Feb. 2008	476-day term with Mariner in low 480’s beginning late Feb. 2008 and ending mid July 2009; term interrupted for special survey and maintenance expected to begin early Jan. 2009 and end late March 2009. Available; actively marketing.
Ocean Valiant	5,500’	GOM	Contracted	Anadarko	one year term extension	mid 390’s	mid Mar. 2007	mid Mar. 2008	One-year term extension with Anadarko in mid 420’s beginning mid March 2008 and ending mid June 2009; term interrupted for special survey and maintenance expected to begin early June 2008 and end early Sept. 2008. Available; actively marketing.
Ocean Victory	5,500’	GOM	Contracted	Murphy	two year term ext. + option	mid 320’s	early Dec. 2006	late July 2008	Survey beginning late Dec. 2007 and ending late Jan. 2008; followed by completion of Murphy contract ending late July 2008; followed by one well, plus option, with Newfield in low 300’s (swap from Voyager contract in low 300’s) beginning late July 2008 and ending mid Sept. 2008; followed by two wells with Callon in low 500’s beginning mid Sept. 2008 and ending mid March 2009. Available; actively marketing.
Ocean Baroness	7,000’	GOM	Contracted	Hess	three year term extension	mid 360’s	late Nov. 2007	mid April 2010	Available; actively marketing.
Ocean Endeavor	10,000’	GOM	Contracted	Devon	four year term + option	low 250’s	early July 2007	late June 2011	Available.
Ocean Confidence	7,500’	GOM	Contracted	BP	two year term	low 280’s	early Jan. 2006	end of BP well in progress — est. mid April 2008	Four-year term with Murphy in the GOM in the low 500’s beginning mid April 2008 and ending mid April 2012. Available; actively marketing.
Domestic 2nd/3rd Generation Semisubmersibles (2)
Ocean Yorktown	2,850’	GOM	Contracted	DODI	prep, mobe and acceptance test for Brazil	—	—	mid May 2008	Five-year term contract with Petrobras in Brazil in mid 230’s plus lump sum mobe and potential 15% bonus beginning in mid May 2008 and ending in mid May 2013. Available.
Ocean Saratoga	2,200’	GOM	Contracted	LLOG	six month term + option	low 300’s	late Oct. 2007	late April 2008	Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 10, 2007

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

Domestic Jackups (8)
Ocean Crusader	200’ MC	GOM	—	DODI	—	—	—	—	Available; actively marketing.
Ocean Drake	200’ MC	GOM	Contracted	Fairways Offshore	two wells	low 60’s	late Oct. 2007	mid Jan. 2008	Available; actively marketing.
Ocean Champion	250’ MS	GOM	—	DODI	—	—	—	—	Available; actively marketing.
Ocean Columbia	250’ IC	GOM	—	DODI	Prep, maintenance and mobe to Mexico	—	—	late Dec. 2007	1-1/2 year term with Pemex in mid 120’s beginning late Dec. 2007 and ending mid June. 2009. Available; actively marketing.
Ocean Spartan	300’ IC	GOM	Contracted	Bois d’Arc	one well	low 60’s	late Nov. 2007	mid Dec. 2007	Available; actively marketing.
Ocean Summit	300’ IC	GOM	—	DODI	—	—	—	—	Available; actively marketing.
Ocean Titan	350’ IC	GOM	Contracted	Apache	two well extension	low 80’s	mid Sept. 2007	mid Dec. 2007	Three wells with Apache in the GOM, one in low 80’s beginning mid Dec. 2007 and ending mid Jan. 2008 and two in mid 80’s beginning mid Jan. and ending mid March 2008. Available; actively marketing.
Ocean Tower	350’ IC	GOM	Contracted	Chevron	resume indexed term contract	low 140’s	early Dec. 2007	late April 2008	Indexed term contract with floor in low 140’s and ceiling in low 200’s. Available; actively marketing.

International Semisubmersibles (19

MEXICO
Ocean Ambassador	1,100’	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	112-day contract extension in low 190’s beginning mid Dec. 2007 and ending mid March 2008. Available; actively marketing.
Ocean New Era	1,500’	GOM	Contracted	PEMEX	2 1/2-year term	mid 260’s	late Oct. 2007	mid Feb. 2010	Available; actively marketing.
Ocean Voyager	2,000’	GOM	Contracted	PEMEX	2-1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010	Available; actively marketing.
NORTH SEA/MED
Ocean Nomad	1,200’	North Sea	Contracted	Talisman	18-month extension	mid 280’s	early Feb. 2007	early Aug. 2008	Two-year term extension with Talisman in mid 330’s beginning early Aug. 2008 and ending early Aug. 2010. Available; actively marketing.
Ocean Guardian	1,500’	North Sea	Contracted	Oilexco	two year term	mid 350’s	early June 2007	early June 2009	Available; actively marketing.
Ocean Princess	1,500’	North Sea	Contracted	Talisman	two year term	mid 150’s	late Jan. 2006	mid Feb. 2008	Two-year term extension with Talisman in mid 330’s beginning mid Feb. 2008 and ending mid Feb. 2010. Available; actively marketing.
Ocean Vanguard	1,500’	North Sea	Contracted	Statoil	term	mid 160’s	early April 2007	mid April 2008	Two year extension plus option with Statoil in low 400’s beginning mid April 2008 and ending mid April 2010. Available; actively marketing.
Ocean Lexington	2,200’	Egypt	Contracted	BP	36 month term + option	mid 260’s	late Nov. 2006	late Aug. 2009	Available; actively marketing.

3	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 10, 2007

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

AUSTRALASIA
Ocean Bounty	1,500’	Australia	Contracted	Woodside	five wells	mid 100’s	early May 2007	mid Feb. 2008	Special Survey beginning mid Feb. 2008 and ending mid March 2008; followed by one-year term with Woodside in low 350’s beginning mid March 2008 and ending mid March 2009. Available; actively marketing.
Ocean Patriot	1,500’	New Zealand	Contracted	Santos	prep for mobe to Australia	mid 350’s	mid Dec. 2007	late Dec. 2007	Mobe to Bass Strait, survey and maintenance ending mid Feb. 2008; followed by last option well exercised with Anzon in low 350’s beginning mid Feb. 2008 and ending late Mar. 2008; followed by remainder of Santos term plus option in mid 370’s beginning late Mar. 2008 and ending early Nov. 2008; followed by two-year term contract in Australia at a dayrate between 380,000 and 420,000*** with Apache, plus option, beginning early Nov. 2008 and ending early Nov. 2010. Available; actively marketing.
Ocean Epoch	1,640’	Australia	Contracted	Shell	term program	mid 220’s	early April 2006	early Jan. 2008	One year term contract with Apache in Australia at a dayrate between 330,000 and 365,000*** beginning early Jan. 2008 and ending early Jan. 2009; followed by 550-day term contract in Australia in low 350’s with BHPB, plus option, beginning early Jan. 2009 and ending mid July 2010. Available; actively marketing.
Ocean General	1,640’	Indonesia	mobing to Timor Sea	Inpex	three wells	mid 130’s	early May 2007	early Jan. 2008	Two additional wells with Inpex in mid 170’s beginning early Jan. 2008 and ending early May 2008. Available; actively marketing.
Ocean Rover	7,000’	Malaysia	Contracted	Murphy	two option wells	high 240’s	late Nov. 2007	late Dec. 2007	Balance of previously declared option wells in high 180’s beginning late Dec. 2008 and ending mid June 2008; followed by survey beginning mid June 2008 and ending late July 2008; followed by one deepwater well in mid 350’s beginning late July 2008 and ending early Sept. 2008; followed by two previously declared option wells in high 240’s beginning early Sept. 2008 and ending mid Oct. 2008; followed by one well with Newfield in Malaysia in low 450’s beginning mid Oct. 2008 and ending early Dec. 2008; followed by two-year term with Murphy in Malaysia in low 450’s beginning early Dec. 2008 and ending early Dec. 2010. Available; actively marketing.
BRAZIL/TRINIDAD
Ocean Worker	3,500’	GOM	Contracted	Petro-Canada	six-month term	low 450’s	mid Nov. 2007	mid May. 2008	Lump sum mobe to Brazil plus subsequent acceptance test beginning mid May 2008 and ending early July 2008; followed by six-year term contract with Petrobras in low 270’s plus potential 10% performance bonus beginning early July 2008 and ending early July 2014. Available.
Ocean Yatzy	3,300’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Five-year term extension in mid 240’s plus potential 10% performance bonus beginning early Oct. 2009 and ending early Oct. 2014. Available.
Ocean Concord	2,200’	GOM	Contracted	DODI	acceptance testing	—	—	late Dec. 2007	Five-year contract with Petrobras in low 230’s plus potential 15% performance bonus beginnning late Dec. 2007 and ending late Dec. 2012. Available.
Ocean Whittington	1,500’	Brazil	Contracted	Petrobras	five year term plus potential bonus	mid 220’s	late Aug. 2007	early Oct. 2012	Available.
Ocean Winner	3,500’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	low 110’s	mid Mar. 2006	mid Mar. 2010	Five-year term extension in low 270’s plus potential 10% performance bonus beginning mid Mar. 2010 and ending mid Mar. 2015. Available.
Ocean Alliance	5,000’	Brazil	Contracted	DODI	survey	—	—	mid Dec. 2007	Approximately 45-day survey, then, in mid Dec. 2008, resume four year extension ending early Sept. 2009. Six-year term extension in low 340’s plus potential 15% performance bonus beginning early Sept. 2009 and ending early Sept. 2015. Available.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 10, 2007

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

International Drillships (1)
Ocean Clipper	7,500’	Brazil	Contracted	Petrobras	five year extension plus potential bonus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.

International Jackups (5)
Ocean Sovereign	300’ IC	Indonesia	Contracted	Kodeco	18-month term + option	mid 90’s	mid Oct. 2006	mid-April 2008	Available; actively marketing.
Ocean Spur	300’ IC	Eqypt	Contracted	NOSPCO	180-day term	high 150’s	mid May 2007	late Jan. 2008	Intermediate survey; followed by one well with Gaz de France in Egypt in low 190’s beginning early Feb. 2008 and ending late Mar. 2008. Available; actively marketing.
Ocean Heritage	300’ IC	Qatar	Contracted	QPD	two wells + option	mid 170’s	late Aug. 2007	late Feb. 2008	Available; actively marketing.
Ocean King	300’ IC	Croatia	Contracted	CROSCO	shipyard	high 110’s	mid Nov. 2007	mid Dec. 2009	Shipyard work; followed by two-year bareboat charter with Crosco in high 100’s, on dayrate beginning mid Nov. 2007 and ending mid Nov. 2009. Available; actively marketing.
Ocean Nugget	300’ IC	GOM	Contracted	Pemex	term contract	high 160’s	early Oct 2006	late Mar. 2009	Available; actively marketing.
Upgrade (1)
Ocean Monarch	2,200’	Shipyard	Upgrading	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning and mobe, late fourth quarter 2008; followed by four-year term, plus mobe, plus option, with Anadarko in the GOM in the mid 420’s beginning mid Jan. 2009 and ending mid Jan. 2013. Available.

New-build Rigs Under Construction (2)
Ocean Shield	350’ IC	Shipyard	—	—	—	—	—	—	Singapore shipyard, estimated completion Q2 2008; followed by one-year term in Australia with ENI in mid 260’s beginning upon delivery in the second quarter of 2008. Available; actively marketing.
Ocean Scepter	350’ IC	Shipyard	—	—	—	—	—	—	Brownsville shipyard, estimated completion Q2 2008. Available; actively marketing.
NOTES: *Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement, and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico. ***Dayrate range disclosed pursuant to terms of contract.

Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.